July 27, 2026                                        Exhibit 99.1

Park National Corporation reports financial results
for second quarter and first half of 2026

NEWARK, Ohio ‒ Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the second quarter and the first half of 2026. Park's board of directors declared a quarterly cash dividend of $1.10 per common share, payable on September 10, 2026, to common shareholders of record as of August 21, 2026.

Park’s net income for the second quarter of 2026 was $58.8 million, a 22.1 percent increase from $48.1 million for the second quarter of 2025. The second quarter of 2026 included $4.1 million ($3.3 million after tax) in expenses related to the merger with First Citizens Bancshares, Inc. Second quarter 2026 net income per diluted common share was $3.23, compared to $2.97 for the second quarter of 2025. Park's net income for the first half of 2026 was $100.4 million, an 11.3 percent increase from $90.3 million for the first half of 2025. The first half of 2026 included $19.6 million ($15.5 million after tax) in merger related expenses. Net income per diluted common share for the first half of 2026 was $5.64, compared to $5.56 for the first half of 2025.

“Our second quarter results reflect the strength of our relationship-based banking model, disciplined execution and commitment to serving customers and communities,” said Park CEO and President Matthew R. Miller. “Our teams are making exceptional progress toward the third-quarter First Citizens systems conversion, an important partnership milestone that will enhance our ability to serve customers and support our long-term growth strategy. I am grateful to our colleagues for their dedication, our customers for their trust and our shareholders for their continued confidence as we strive to increase value for all stakeholders.”

Park’s total loans increased $1.68 billion, or 20.9 percent, during 2026. The increase to total loans included $1.58 billion in loans acquired through the First Citizens transaction. Park's total deposits increased $2.43 billion, or 29.4 percent, during 2026, with an increase of 27.8 percent including off balance sheet deposits. The increase in total deposits included $2.22 billion in deposits acquired through the First Citizens transaction. The combination of solid loan growth and steady deposits contributed to Park's success in 2026.

“Our success begins with our colleagues. Their professionalism, teamwork and commitment to others reflect the very best of Park. While serving customers and communities each day, they are simultaneously working to ensure we execute the best conversion possible,” said Park Chairman David L. Trautman. “We look forward to fully welcoming our Tennessee colleagues and customers and deepening the relationships that help communities flourish.”

Headquartered in Newark, Ohio, Park National Corporation has $12.7 billion in total assets (as of June 30, 2026). Park's banking operations are conducted through its subsidiary, The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Park Investments, Inc., Park National Holdings, Inc., First Citizens Properties, Inc., First Citizens Risk Management, Inc., and SE Property Holdings, LLC.

Complete financial tables are listed below.

Category: Earnings
Media contact: Michelle Hamilton, 740.349.6014, media@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, investor@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ include, without limitation: (1) the ability to execute our business plan successfully and manage strategic initiatives; (2) the impact of current and future economic and financial market conditions, including unemployment rates, inflation, interest rates, supply-demand imbalances, and geopolitical matters; (3) factors impacting the performance of our loan portfolio, including real estate values, financial health of borrowers, and loan concentrations; (4) the effects of monetary and fiscal policies, including interest rates, money supply, and inflation; (5) changes in federal, state, or local tax laws; (6) the impact of changes in governmental policy and regulatory requirements on our operations; (7) changes in consumer spending, borrowing, and saving habits; (8) changes in the performance and creditworthiness of customers, suppliers, and counterparties; (9) increased credit risk and higher credit losses due to loan concentrations; (10) volatility in mortgage banking income due to interest rates and demand; (11) adequacy of our internal controls and risk management programs; (12) competitive pressures among financial services organizations; (13) uncertainty regarding changes in banking regulations and other regulatory requirements; (14) our ability to meet heightened supervisory requirements and expectations; (15) the impact of changes in accounting policies and practices on our financial condition; (16) the reliability and accuracy of assumptions and estimates used in applying critical accounting estimates; (17) the potential for higher future credit losses due to changes in economic assumptions; (18) the ability to anticipate and respond to technological changes and our reliance on third-party vendors; (19) operational issues related to and capital spending necessitated by the implementation of information technology systems on which we are highly dependent; (20) the ability to secure confidential information and deliver products and services through computer systems and telecommunications networks; (21) the impact of security breaches or failures in operational systems; (22) the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; (23) the impact of changes in credit ratings of government debt and financial stability of sovereign governments; (24) the effect of stock market price fluctuations on our asset and wealth management businesses; (25) litigation and regulatory compliance exposure; (26) availability of earnings and excess capital for dividend declarations; (27) the impact of fraud, scams, and schemes on our business; (28) the impact of natural disasters, pandemics, and other emergencies on our operations; (29) potential deterioration of the economy due to financial, political, or other shocks; (30) impact of healthcare laws and potential changes on our costs and operations; (31) the ability to grow deposits and maintain adequate deposit levels, including by mitigating the effect of unexpected deposit outflows on our financial condition; (32) risks related to the completed acquisition of First Citizens, including the possibility that anticipated benefits are not realized as expected, including the realization of anticipated cost savings and revenue generation, difficulties integrating the two companies, and potential adverse reactions to customer, business, or employee relationships; and (33) other risk factors related to the banking industry.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended June 30, 2026, March 31, 2026 and June 30, 2025

	2026	2026	2025	Percent change 2Q '26 vs.
(in thousands, except common share and per common share data and ratios)	2nd QTR	1st QTR	2nd QTR	1Q '26	2Q '25
INCOME STATEMENT:
Net interest income	$138,857	$125,780	$108,991	10.4%	27.4%
Provision for credit losses	4,575	2,672	2,853	71.2%	60.4%
Other income	39,540	33,728	32,186	17.2%	22.8%
Other expense	100,960	105,159	78,977	(4.0)%	27.8%
Income before income taxes	$72,862	$51,677	$59,347	41.0%	22.8%
Income taxes	14,110	9,990	11,228	41.2%	25.7%
Net income	$58,752	$41,687	$48,119	40.9%	22.1%

MARKET DATA:
Earnings per common share - basic (a)	$3.25	$2.40	$2.98	35.4%	9.1%
Earnings per common share - diluted (a)	3.23	2.39	2.97	35.1%	8.8%
Quarterly cash dividend declared per common share	1.10	1.10	1.07	—%	2.8%
Book value per common share at period end	95.58	93.93	80.55	1.8%	18.7%
Market price per common share at period end	182.99	163.45	167.26	12.0%	9.4%
Market capitalization at period end	3,305,561	2,957,806	2,688,093	11.8%	23.0%

Weighted average common shares - basic (b)	18,085,919	17,381,922	16,129,951	4.1%	12.1%
Weighted average common shares - diluted (b)	18,181,868	17,457,573	16,215,565	4.1%	12.1%
Common shares outstanding at period end	18,064,161	18,096,089	16,071,347	(0.2)%	12.4%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.84%	1.43%	1.92%	28.7%	(4.2)%
Return on average shareholders' equity (a)(b)	13.69%	10.67%	14.96%	28.3%	(8.5)%
Yield on loans	6.42%	6.36%	6.37%	0.9%	0.8%
Yield on investment securities	3.53%	3.08%	3.21%	14.6%	10.0%
Yield on money market instruments	4.09%	3.95%	4.34%	3.5%	(5.8)%
Yield on interest earning assets	5.96%	5.90%	5.95%	1.0%	0.2%
Cost of interest bearing deposits	1.70%	1.62%	1.73%	4.9%	(1.7)%
Cost of borrowings	2.45%	2.08%	3.92%	17.8%	(37.5)%
Cost of paying interest bearing liabilities	1.71%	1.63%	1.83%	4.9%	(6.6)%
Net interest margin (g)	4.81%	4.80%	4.75%	0.2%	1.3%
Efficiency ratio (g)	56.30%	65.52%	55.68%	(14.1)%	1.1%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$78.92	$77.21	$70.44	2.2%	12.0%
Average interest earning assets	11,664,671	10,708,496	9,252,016	8.9%	26.1%
Pre-tax, pre-provision net income (j)	77,437	54,349	62,200	42.5%	24.5%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended June 30, 2026, March 31, 2026 and June 30, 2025

				Percent change 2Q '26 vs.
(in thousands, except ratios)	June 30, 2026	March 31, 2026	June 30, 2025	1Q '26	2Q '25
BALANCE SHEET:
Investment securities	$1,389,379	$1,366,955	$1,062,526	1.6%	30.8%
Loans	9,731,356	9,667,260	7,963,221	0.7%	22.2%
Allowance for credit losses	110,686	108,590	89,785	1.9%	23.3%
Goodwill and other intangible assets	300,986	302,565	162,485	(0.5)%	85.2%
Other real estate owned (OREO)	19,836	24,458	638	(18.9)%	N.M.
Total assets	12,677,010	12,983,967	9,949,578	(2.4)%	27.4%
Total deposits	10,670,284	11,000,500	8,237,766	(3.0)%	29.5%
Borrowings	137,422	150,176	285,582	(8.5)%	(51.9)%
Total shareholders' equity	1,726,576	1,699,759	1,294,480	1.6%	33.4%
Total equity	1,728,631	1,701,814	1,294,480	1.6%	33.5%
Tangible equity (d)	1,425,590	1,397,194	1,131,995	2.0%	25.9%
Total nonperforming loans	83,763	83,147	65,507	0.7%	27.9%
Total nonperforming assets	103,599	107,605	66,145	(3.7)%	56.6%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	76.76%	74.46%	80.04%	3.1%	(4.1)%
Total nonperforming loans as a % of period end loans	0.86%	0.86%	0.82%	—%	4.9%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.06%	1.11%	0.83%	(4.5)%	27.7%
Allowance for credit losses as a % of period end loans	1.14%	1.12%	1.13%	1.8%	0.9%
Net loan charge-offs	$2,479	$2,628	$1,198	(5.7)%	N.M.
Annualized net loan charge-offs as a % of average loans (b)	0.10%	0.12%	0.06%	(16.7)%	N.M.

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	13.62%	13.09%	13.01%	4.0%	4.7%
Tangible equity (d) / Tangible assets (f)	11.52%	11.02%	11.57%	4.5%	(0.4)%
Average shareholders' equity / Average assets (b)	13.46%	13.39%	12.80%	0.5%	5.2%
Average shareholders' equity / Average loans (b)	17.76%	17.44%	16.28%	1.8%	9.1%
Average loans / Average deposits (b)	89.75%	90.91%	94.37%	(1.3)%	(4.9)%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2026 and June 30, 2025

	2026	2025
(in thousands, except common share and per common share data and ratios)	Six months ended June 30	Six months ended June 30	Percent change '26 vs '25
INCOME STATEMENT:
Net interest income	$264,637	$213,368	24.0%
Provision for credit losses	7,247	3,609	100.8%
Other income	73,268	57,932	26.5%
Other expense	206,119	157,141	31.2%
Income before income taxes	$124,539	$110,550	12.7%
Income taxes	24,100	20,274	18.9%
Net income	$100,439	$90,276	11.3%

MARKET DATA:
Earnings per common share - basic (a)	$5.66	$5.59	1.3%
Earnings per common share - diluted (a)	5.64	5.56	1.4%
Quarterly cash dividend declared per common share	2.20	2.14	2.8%

Weighted average common shares - basic (b)	17,733,921	16,144,647	9.8%
Weighted average common shares - diluted (b)	17,819,777	16,227,150	9.8%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.64%	1.81%	(9.4)%
Return on average shareholders' equity (a)(b)	12.25%	14.22%	(13.9)%
Yield on loans	6.39%	6.32%	1.1%
Yield on investment securities	3.32%	3.23%	2.8%
Yield on money market instruments	4.03%	4.40%	(8.4)%
Yield on interest earning assets	5.93%	5.90%	0.5%
Cost of interest bearing deposits	1.66%	1.75%	(5.1)%
Cost of borrowings	2.28%	3.93%	(42.0)%
Cost of paying interest bearing liabilities	1.67%	1.84%	(9.2)%
Net interest margin (g)	4.80%	4.69%	2.3%
Efficiency ratio (g)	60.65%	57.65%	5.2%

ASSET QUALITY RATIOS:
Net loan charge-offs	$5,107	$1,790	185.3%
Net loan charge-offs as a % of average loans (b)	0.11%	0.05%	120.0%

CAPITAL & LIQUIDITY
Average shareholders' equity / Average Assets (b)	13.42%	12.72%	5.5%
Average shareholders' equity / Average loans (b)	17.60%	16.25%	8.3%
Average loans / Average deposits (b)	90.30%	93.96%	(3.9)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Average interest earning assets	11,189,252	9,231,316	21.2%
Pre-tax, pre-provision net income (j)	131,786	114,159	15.4%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30		June 30
(in thousands, except share and per share data)	2026	2025	2026	2025

Interest income:
Interest and fees on loans	$154,692	$125,543	$296,734	$246,191
Interest on debt securities:
Taxable	9,320	6,693	15,164	13,823
Tax-exempt	2,123	1,503	4,349	2,772
Other interest income	6,192	2,757	10,857	5,910
Total interest income	172,327	136,496	327,104	268,696

Interest expense:
Interest on deposits:
Demand and savings deposits	23,517	19,055	44,366	37,491
Time deposits	9,122	5,821	16,654	12,591
Interest on borrowings	831	2,629	1,447	5,246
Total interest expense	33,470	27,505	62,467	55,328

Net interest income	138,857	108,991	264,637	213,368

Provision for credit losses	4,575	2,853	7,247	3,609

Net interest income after provision for credit losses	134,282	106,138	257,390	209,759

Other income	39,540	32,186	73,268	57,932

Other expense	100,960	78,977	206,119	157,141

Income before income taxes	72,862	59,347	124,539	110,550

Income taxes	14,110	11,228	24,100	20,274

Net income	$58,752	$48,119	$100,439	$90,276

Per common share:
Net income - basic	$3.25	$2.98	$5.66	$5.59
Net income - diluted	$3.23	$2.97	$5.64	$5.56

Weighted average common shares - basic	18,085,919	16,129,951	17,733,921	16,144,647
Weighted average common shares - diluted	18,181,868	16,215,565	17,819,777	16,227,150

Cash dividends declared:
Quarterly dividend	$1.10	$1.07	$2.20	$2.14

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2026	December 31, 2025

Assets

Cash and due from banks	$144,485	$137,239
Money market instruments	435,824	96,274
Investment securities	1,389,379	802,142
Loans	9,731,356	8,051,242
Allowance for credit losses	(110,686)	(92,973)
Loans, net	9,620,670	7,958,269
Bank premises and equipment, net	96,430	61,627
Goodwill and other intangible assets	300,986	161,990
Other real estate owned	19,836	729
Other assets	669,400	586,743
Total assets	$12,677,010	$9,805,013

Liabilities and Equity

Deposits:
Noninterest bearing	$3,084,889	$2,656,093
Interest bearing	7,585,395	5,587,620
Total deposits	10,670,284	8,243,713
Borrowings	137,422	81,711
Other liabilities	140,673	126,796
Total liabilities	$10,948,379	$8,452,220

Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at June 30, 2026 or December 31, 2025)	$—	$—
Common shares (No par value; 40,000,000 shares authorized at June 30, 2026 and December 31, 2025; 19,611,235 shares issued at June 30, 2026 and 17,623,104 at December 31, 2025)	784,614	465,032
Accumulated other comprehensive loss, net of taxes	(16,901)	(12,739)
Retained earnings	1,128,448	1,067,823
Treasury shares (1,547,074 shares at June 30, 2026 and 1,544,842 shares at December 31, 2025)	(169,585)	(167,323)
Total shareholders' equity	$1,726,576	$1,352,793
Non-controlling interest in consolidated subsidiary	2,055	—
Total equity	$1,728,631	$1,352,793
Total liabilities and equity	$12,677,010	$9,805,013

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2026	2025	2026	2025

Assets

Cash and due from banks	$140,993	$114,619	$190,458	$120,889
Money market instruments	607,263	254,697	543,319	270,767
Investment securities	1,375,215	1,061,693	1,265,398	1,065,635
Loans	9,691,723	7,922,263	9,392,367	7,877,994
Allowance for credit losses	(110,075)	(88,773)	(107,574)	(88,799)
Loans, net	9,581,648	7,833,490	9,284,793	7,789,195
Bank premises and equipment, net	94,820	65,800	88,245	67,387
Goodwill and other intangible assets	301,545	162,664	274,431	162,800
Other real estate owned	22,585	40	18,504	477
Other assets	663,340	585,458	651,667	584,975
Total assets	$12,787,409	$10,078,461	$12,316,815	$10,062,125

Liabilities and Equity

Deposits:
Noninterest bearing	$3,079,994	$2,626,232	$2,984,059	$2,602,666
Interest bearing	7,718,858	5,768,900	7,416,819	5,781,338
Total deposits	10,798,852	8,395,132	10,400,878	8,384,004
Borrowings	136,276	269,088	128,218	269,170
Other liabilities	129,148	124,200	132,559	128,746
Total liabilities	$11,064,276	$8,788,420	$10,661,655	$8,781,920

Equity:
Preferred shares	$—	$—	$—	$—
Common shares	783,372	460,238	730,253	462,132
Accumulated other comprehensive loss, net of taxes	(14,314)	(34,291)	(12,544)	(37,101)
Retained earnings	1,117,850	1,022,323	1,102,302	1,009,930
Treasury shares	(165,830)	(158,229)	(166,554)	(154,756)
Total shareholders' equity	$1,721,078	$1,290,041	$1,653,457	$1,280,205
Non-controlling interest in consolidated subsidiary	2,055	—	1,703	—
Total equity	$1,723,133	$1,290,041	$1,655,160	$1,280,205
Total liabilities and equity	$12,787,409	$10,078,461	$12,316,815	$10,062,125

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2026	2026	2025	2025	2025
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$154,692	$142,042	$127,443	$126,648	$125,543
Interest on debt securities:
Taxable	9,320	5,844	4,267	5,644	6,693
Tax-exempt	2,123	2,226	1,487	1,520	1,503
Other interest income	6,192	4,665	3,695	5,140	2,757
Total interest income	172,327	154,777	136,892	138,952	136,496

Interest expense:
Interest on deposits:
Demand and savings deposits	23,517	20,849	18,431	20,499	19,055
Time deposits	9,122	7,532	5,267	5,501	5,821
Interest on borrowings	831	616	268	1,935	2,629
Total interest expense	33,470	28,997	23,966	27,935	27,505

Net interest income	138,857	125,780	112,926	111,017	108,991

Provision for credit losses	4,575	2,672	3,849	4,030	2,853

Net interest income after provision for credit losses	134,282	123,108	109,077	106,987	106,138

Other income	39,540	33,728	31,375	30,574	32,186

Other expense	100,960	105,159	87,777	79,463	78,977

Income before income taxes	72,862	51,677	52,675	58,098	59,347

Income taxes	14,110	9,990	10,036	10,940	11,228

Net income	$58,752	$41,687	$42,639	$47,158	$48,119

Per common share:
Net income - basic	$3.25	$2.40	$2.65	$2.93	$2.98
Net income - diluted	$3.23	$2.39	$2.63	$2.92	$2.97

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2026	2026	2025	2025	2025
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$13,434	$12,343	$11,839	$11,315	$11,622
Service charges on deposit accounts	3,790	3,348	2,552	2,578	2,514
Other service income	4,124	3,686	4,099	3,716	3,731
Debit card fee income	8,107	6,973	6,493	6,604	6,607
Bank owned life insurance income	2,125	1,707	1,777	1,559	1,762
ATM fees	450	380	333	371	367
Gain (loss) on sale of debt securities, net	—	1,084	(2,250)	—	—
Gain (loss) on equity securities, net	4,555	799	3,595	(549)	2,480
Other components of net periodic benefit income	2,449	2,492	2,344	2,344	2,344
Miscellaneous	506	916	593	2,636	759
Total other income	$39,540	$33,728	$31,375	$30,574	$32,186

Other expense:
Salaries	$46,023	$45,577	$39,315	$38,644	$38,560
Employee benefits	11,918	11,692	10,846	9,892	9,108
Occupancy expense	4,027	4,572	3,349	3,242	3,269
Furniture and equipment expense	3,014	2,517	2,007	2,219	2,234
Data processing fees	15,113	13,141	12,188	11,531	11,021
Professional fees and services	8,731	16,828	9,275	7,475	7,395
Marketing	1,550	1,556	1,744	1,507	1,295
Insurance	1,986	2,074	1,534	1,468	1,667
Communication	1,400	1,425	1,137	1,239	941
State tax expense	1,529	1,367	1,181	1,182	1,350
Amortization of intangible assets	2,072	1,279	247	248	273
Foundation contributions	—	—	1,000	—	—
Miscellaneous	3,597	3,131	3,954	816	1,864
Total other expense	$100,960	$105,159	$87,777	$79,463	$78,977

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

			Year ended December 31,
(in thousands, except ratios)	June 30, 2026	March 31, 2026	2025	2024	2023	2022	2021

Allowance for credit losses:
Allowance for credit losses, beginning of period	$108,590	$92,973	$87,966	$83,745	$85,379	$83,197	$85,675
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021	—	—	—	—	383	—	6,090
First Citizens acquisition - Day 1 ACL	—	15,573	—	—	—	—	—
Charge-offs	4,470	4,440	16,624	18,334	10,863	9,133	5,093
Recoveries	1,991	1,812	10,143	8,012	5,942	6,758	8,441
Net charge-offs (recoveries)	2,479	2,628	6,481	10,322	4,921	2,375	(3,348)
Provision for (recovery of) credit losses	4,575	2,672	11,488	14,543	2,904	4,557	(11,916)
Allowance for credit losses, end of period	$110,686	$108,590	$92,973	$87,966	$83,745	$85,379	$83,197

General reserve trends:
Allowance for credit losses, end of period	$110,686	$108,590	$92,973	$87,966	$83,745	$85,379	$83,197
Specific reserves on individually evaluated loans - certain accruing purchased credit deteriorated ("PCD") loans	—	—	—	—	—	—	—
Specific reserves on individually evaluated loans - accrual	—	—	—	—	—	—	42
Specific reserves on individually evaluated loans - nonaccrual	4,424	3,041	739	1,299	4,983	3,566	1,574
General reserves on collectively evaluated loans	$106,262	$105,549	$92,234	$86,667	$78,762	$81,813	$81,581

Total loans	$9,731,356	$9,667,260	$8,051,242	$7,817,128	$7,476,221	$7,141,891	$6,871,122
Individually evaluated - certain accruing PCD loans (PCI loans for years 2020 and prior)	—	1,943	1,990	2,174	2,835	4,653	7,149
Individually evaluated loans - accrual (k)	11,535	14,792	18,365	15,290	—	11,477	17,517
Individually evaluated loans - nonaccrual	57,662	60,208	46,924	53,149	45,215	66,864	56,985
Collectively evaluated loans	$9,662,159	$9,590,317	$7,983,963	$7,746,515	$7,428,171	$7,058,897	$6,789,471

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans (annualized)	0.10%	0.12%	0.08%	0.14%	0.07%	0.03%	(0.05)%
Allowance for credit losses as a % of period end loans	1.14%	1.12%	1.15%	1.13%	1.12%	1.20%	1.21%
General reserve as a % of collectively evaluated loans	1.10%	1.10%	1.16%	1.12%	1.06%	1.16%	1.20%

Nonperforming assets:
Nonaccrual loans	$81,249	$80,548	$66,515	$68,178	$60,259	$79,696	$72,722
Accruing troubled debt restructurings (for years 2022 and prior) (k)	N.A.	N.A.	N.A.	N.A.	N.A.	20,134	28,323
Loans past due 90 days or more	2,514	2,599	2,738	1,754	859	1,281	1,607
Total nonperforming loans	$83,763	$83,147	$69,253	$69,932	$61,118	$101,111	$102,652
Other real estate owned	19,836	24,458	729	938	983	1,354	775
Other nonperforming assets	—	—	—	—	—	—	2,750
Total nonperforming assets	$103,599	$107,605	$69,982	$70,870	$62,101	$102,465	$106,177
Percentage of nonaccrual loans to period end loans	0.83%	0.83%	0.83%	0.87%	0.81%	1.12%	1.06%
Percentage of nonperforming loans to period end loans	0.86%	0.86%	0.86%	0.89%	0.82%	1.42%	1.49%
Percentage of nonperforming assets to period end loans	1.06%	1.11%	0.87%	0.91%	0.83%	1.43%	1.55%
Percentage of nonperforming assets to period end total assets	0.82%	0.83%	0.71%	0.72%	0.63%	1.04%	1.11%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2026	March 31, 2026	2025	2024	2023	2022	2021

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$80,548	$66,515	$68,178	$60,259	$79,696	$72,722	$117,368
Acquired nonaccrual loans	—	4,506	—	—	—	—	—
New nonaccrual loans	21,099	23,215	87,482	65,535	48,280	64,918	38,478
Resolved nonaccrual loans	20,398	13,688	89,145	57,616	67,717	57,944	83,124
Nonaccrual loans, end of period	$81,249	$80,548	$66,515	$68,178	$60,259	$79,696	$72,722

Individually evaluated nonaccrual commercial loan portfolio information (period end):
Unpaid principal balance	$57,939	$64,890	$51,664	$58,158	$47,564	$68,639	$57,609
Prior charge-offs	277	4,682	4,740	5,009	2,349	1,775	624
Remaining principal balance	57,662	60,208	46,924	53,149	45,215	66,864	56,985
Specific reserves	4,424	3,041	739	1,299	4,983	3,566	1,574
Book value, after specific reserves	$53,238	$57,167	$46,185	$51,850	$40,232	$63,298	$55,411

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			SIX MONTHS ENDED
(in thousands, except share and per share data)	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net interest income	$138,857	$125,780	$108,991	$264,637	$213,368
less purchase accounting accretion	2,147	812	168	2,959	343
less interest income on former Vision Bank relationships	—	396	1,006	396	2,025
Net interest income - adjusted	$136,710	$124,572	$107,817	$261,282	$211,000

Provision for credit losses	$4,575	$2,672	$2,853	$7,247	$3,609
less recoveries on former Vision Bank relationships	—	(7)	(717)	(7)	(1,814)
Provision for credit losses - adjusted	$4,575	$2,679	$3,570	$7,254	$5,423

Other income	$39,540	$33,728	$32,186	$73,268	$57,932
less gain on sale of debt securities, net	—	1,084	—	1,084	—
less impact of strategic initiatives	148	—	18	148	(896)
less Vision related OREO valuation adjustments, net	—	304	—	304	(229)
less other income related to former Vision Bank relationships	—	(202)	—	(202)	3
Other income - adjusted	$39,392	$32,542	$32,168	$71,934	$59,054

Other expense	$100,960	$105,159	$78,977	$206,119	$157,141
less intangible asset amortization	2,072	1,279	273	3,351	547
less merger-related expenses related to First Citizens acquisition	4,118	15,474	—	19,592	—
less impact of strategic initiatives	(71)	362	—	291	—
less purchase accounting amortization	36	20	—	56	—
less direct expenses related to collection of payments on former Vision Bank loan relationships	—	194	239	194	515
Other expense - adjusted	$94,805	$87,830	$78,465	$182,635	$156,079

Tax effect of adjustments to net income identified above (i)	$811	$3,135	$(293)	$3,945	$(420)

Net income - reported	$58,752	$41,687	$48,119	$100,439	$90,276
Net income - adjusted (h)	$61,801	$53,480	$47,015	$115,282	$88,698

Diluted earnings per common share	$3.23	$2.39	$2.97	$5.64	$5.56
Diluted earnings per common share, adjusted (h)	$3.40	$3.06	$2.90	$6.47	$5.47

Annualized return on average assets (a)(b)	1.84%	1.43%	1.92%	1.64%	1.81%
Annualized return on average assets, adjusted (a)(b)(h)	1.94%	1.83%	1.87%	1.89%	1.78%

Annualized return on average tangible assets (a)(b)(e)	1.89%	1.46%	1.95%	1.68%	1.84%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.99%	1.87%	1.90%	1.93%	1.81%

Annualized return on average shareholders' equity (a)(b)	13.69%	10.67%	14.96%	12.25%	14.22%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	14.40%	13.68%	14.62%	14.06%	13.97%

Annualized return on average tangible equity (a)(b)(c)	16.60%	12.63%	17.12%	14.69%	16.29%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	17.46%	16.21%	16.73%	16.86%	16.01%

Efficiency ratio (g)	56.30%	65.52%	55.68%	60.65%	57.65%
Efficiency ratio, adjusted (g)(h)	53.55%	55.55%	55.78%	54.50%	57.52%

Annualized net interest margin (g)	4.81%	4.80%	4.75%	4.80%	4.69%
Annualized net interest margin, adjusted (g)(h)	4.73%	4.76%	4.70%	4.74%	4.64%
Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended June 30, 2026, March 31, 2026, and June 30, 2025 and the six months ended June 30, 2026 and June 30, 2025, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
AVERAGE SHAREHOLDERS' EQUITY	$1,721,078	$1,585,084	$1,290,041	$1,653,457	$1,280,205
Less: Average goodwill and other intangible assets	301,545	247,015	162,664	274,431	162,800
AVERAGE TANGIBLE EQUITY	$1,419,533	$1,338,069	$1,127,377	$1,379,026	$1,117,405

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	June 30, 2026	March 31, 2026	June 30, 2025
TOTAL SHAREHOLDERS' EQUITY	$1,726,576	$1,699,759	$1,294,480
Less: Goodwill and other intangible assets	300,986	302,565	162,485
TANGIBLE EQUITY	$1,425,590	$1,397,194	$1,131,995

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
AVERAGE ASSETS	$12,787,409	$11,840,992	$10,078,461	$12,316,815	$10,062,125
Less: Average goodwill and other intangible assets	301,545	247,015	162,664	274,431	162,800
AVERAGE TANGIBLE ASSETS	$12,485,864	$11,593,977	$9,915,797	$12,042,384	$9,899,325

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2026	March 31, 2026	June 30, 2025
TOTAL ASSETS	$12,677,010	$12,983,967	$9,949,578
Less: Goodwill and other intangible assets	300,986	302,565	162,485
TANGIBLE ASSETS	$12,376,024	$12,681,402	$9,787,093

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Interest income	$172,327	$154,777	$136,496	$327,104	$268,696
Fully taxable equivalent adjustment	933	985	675	1,918	1,282
Fully taxable equivalent interest income	$173,260	$155,762	$137,171	$329,022	$269,978
Interest expense	33,470	28,997	27,505	62,467	55,328
Fully taxable equivalent net interest income	$139,790	$126,765	$109,666	$266,555	$214,650

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for credit losses, other income, other expense and tax effect of adjustments to net income.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net income	$58,752	$41,687	$48,119	$100,439	$90,276
Plus: Income taxes	14,110	9,990	11,228	24,100	20,274
Plus: Provision for credit losses	4,575	2,672	2,853	7,247	3,609
Pre-tax, pre-provision net income	$77,437	$54,349	$62,200	$131,786	$114,159

(k) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million effective January 1, 2023. Additionally, as a result of the adoption of this ASU, accruing individually evaluated loans decreased by $11.5 million effective January 1, 2023.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com